Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Custom Truck One Source, Inc. (the “Company”) for the quarterly period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 26, 2026	/s/ Ryan McMonagle
Ryan McMonagle
Chief Executive Officer

October 26, 2026	/s/ Christopher J. Eperjesy
Christopher J. Eperjesy
Chief Financial Officer and Principal Accounting Officer